Income taxes	12 Months Ended
Dec. 31, 2021
Income taxes
Income taxes

17     Income taxes

Income tax expense differs from the tax recovery amount that would be obtained by applying the statutory income tax rate to the respective year’s loss before income taxes as follows:

	2021	2020
	$	$

Loss before income taxes	30,594	21,577

Recovery based on combined federal and provincial statutory rate of 25.48% (2020 - 26.1%)	(7,795)	(5,632)
Permanent differences	1,608	(638)
Change in deferred tax assets not recognized	6,287	6,331
Effect of tax rates in foreign jurisdictions	5	(16)
Net income tax expense	105	45

Deferred tax assets are recognized for tax loss carry-forwards and unused tax credits to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company has not recognized deferred tax assets that can be carried forward against future taxable income.

Permanent differences are primarily comprised of non-refundable tax credits and deductible finance fees not recorded in the consolidated statements of loss and comprehensive loss, offset by non-deductible share-based compensation and accretion expense.

The Company has non-capital loss carry-forwards of approximately $98,454 as at December 31, 2021 that expire in varying amounts from 2028 to 2041.

The Company has SR&ED expenditures of approximately $14,435 as at December 31, 2021, which can be carried forward indefinitely to reduce future years’ taxable income.

The Company has approximately $2,992 of federal and provincial tax credits that are available to be applied against federal and provincial taxes otherwise payable in future years and that expire in varying amounts from 2028 to 2041.